                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 29, 1997
                                ----------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


      Tennessee                        62-1550848                34-O-23290
----------------------------      ---------------------        --------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)



              4735 Spottswood, Suite 102, Memphis, Tennessee 38117
-----------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
-----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

The 1997 annual meeting of shareholders (the "Annual Meeting") of Equity Inns, Inc. (the "Company") was held on Tuesday, April 29, 1997 for the Company's shareholders to take action on each of three proposals: (i) to elect Joseph W. McLeary as Class III director, to serve on each of the Board of Directors until the Company's annual meeting of shareholders in 2000 or until his successor has been duly elected and qualified ("Proposal One"); (ii) to consider and vote upon a proposal to amend Article 14 of the Company's Amended and Restated Charter (the "Charter") to provide, in effect, that nothing contained therein will prohibit the settlement of any transaction entered into through the facilities of any national securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") or on the national market system of a national securities association registered under the Exchange Act ("Proposal Two"); and
(iii) to consider and vote upon a proposal to amend the Company's 1994 Stock Incentive Plan (the "1994 Plan") to increase the maximum aggregate number of shares of Common Stock that may be issued under the 1994 Plan pursuant to awards of restricted stock and in full or partial settlement of awards of performance shares from 100,000 to 350,000 ("Proposal Three").

Each of Proposal Two and Proposal Three was approved by the Board of Directors on March 5, 1997. A copy of the proposed amendment to Article 14 of the Charter was filed with the Securities and Exchange Commission (the "Commission") as an exhibit to the Company's definitive proxy statement for the Annual Meeting, which was filed with the Commission on March 28, 1997.

A total of 21,802,352 shares, or approximately 92% of the Company's outstanding shares of Common Stock entitled to vote at the Annual Meeting, was present, in person or by proxy, at the Annual Meeting. With respect to Proposal One, a plurality of the votes cast in favor of the nominee was required for election of the nominee as director. Mr. McLeary received the required plurality of the votes and was elected as Class III director. With respect to Proposal Two and Proposal Three, approval of each proposal required the votes cast in favor of such proposal to exceed the votes cast in opposition to such proposal. Both Proposal Two and Proposal Three received the required approval of the shareholders.

The breakdown of the votes case by the shareholders or each proposal was as follows:

                                              Withheld/   Broker
                       For        Against      Abstain   Non-Votes     Total
                    ----------    -------     --------   ---------   ----------

Proposal One        21,681,351    121,001         N/A        N/A     21,802,352
Proposal Two        21,017,947    136,257     202,185    445,963     21,802,352
Proposal Three      20,612,572    874,946     314,834        N/A     21,802,352


Following the Annual Meeting, the Company filed Articles of Amendment to the Charter with the Secretary of State of the State of Tennessee on May 2, 1997, reflecting the adoption of Proposal Two. A copy of the Articles of Amendment to the Charter of the Company as filed with the Tennessee Secretary of State is attached hereto as Exhibit 3.1.

ITEM 7.  EXHIBITS.


3.1*     Third  Articles of Amendment  to the Amended and  Restated  Charter of
         Equity Inns, Inc.

10.1**   Equity Inns, Inc. 1994 Stock Incentive Plan

----------

*    Filed herewith.
** Incorporated by reference to Exhibit 10.29(a) to the Company's Registration Statement on Form S-11 (Registration No. 33-80318).

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EQUITY INNS, INC.



May 13, 1997                                  /s/ Howard A. Silver
                                              --------------------
                                              Howard A. Silver
                                              Vice President of Finance,
                                              Secretary, Treasurer and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


3.1*     Third  Articles of Amendment  to the Amended and  Restated  Charter of
         Equity Inns, Inc.
10.1**   Equity Inns, Inc. 1994 Stock Incentive Plan


-----------

*    Filed herewith.
** Incorporated by reference to Exhibit 10.29(a) to the Company's Registration Statement on Form S-11 (Registration No. 33-80318).